Exhibit 99.3

-------------------------
Excludes SFAS 133 Effect,
   & Unusual Items
-------------------------

                               Ford Motor Company
                 AUTOMOTIVE GEOGRAPHIC AND COST OF SALES DETAIL
                 ----------------------------------------------
                             2002 Compared With 2001

    ---------------
    GEOGRAPHIC DATA                              3rd Quarter                                     Nine Months
    ---------------           ------------------------------------------       ------------------------------------------
                                                             02 B/(W)                                         02 B/(W)
                                  2002           2001         Than 01              2002           2001         Than 01
                              ------------  -------------  -------------       -------------  -------------  ------------
   PBT (Mils.)
   -----------
   U.S.                             $23         ($1,351)       $1,374              ($459)         ($2,259)       $1,800
   Canada/Mexico                    (19)             55           (74)                13              374          (361)
                              ------------  -------------  -------------       -------------  -------------  ------------
     North America                   $4        ($1,296)       $1,300              ($446)         ($1,885)       $1,439

   Europe                          (188)           (30)         (158)               220              320          (100)
   South America                   (211)           (86)         (125)              (431)            (276)         (155)
   Rest of World                    105             80            25                346              123           223
                              ------------  -------------  -------------       -------------  -------------  ------------
       Worldwide                  ($290)       ($1,332)       $1,042              ($311)         ($1,718)       $1,407
                              ============  =============  =============       =============  =============  ============
   Net Income (Mils.)
   ------------------
   U.S.                            ($37)         ($872)         $835              ($438)         ($1,462)       $1,024
   Canada/Mexico                    (13)            23           (36)                 3              224          (221)
                              ------------  -------------  -------------       -------------  -------------  ------------
     North America                 ($50)         ($849)         $799              ($435)         ($1,238)         $803

   Europe                          (121)           (24)          (97)               151              205           (54)
   South America                   (138)           (56)          (82)              (285)            (179)         (106)
   Rest of World                     66             52            14                221               58           163
                              ------------  -------------  -------------       -------------  -------------  ------------
       Worldwide                  ($243)         ($877)         $634              ($348)         ($1,154)         $806
                              ============  =============  =============       =============  =============  ============
   Sales (Mils.)
   -------------
   U.S.                         $21,059        $18,251        $2,808            $65,348          $62,920        $2,428
   Canada/Mexico                  1,710          1,516           194              5,635            4,769           866
                              ------------  -------------  -------------       -------------  -------------  ------------

     North America              $22,769        $19,767        $3,002            $70,983          $67,689        $3,294

   Europe                         7,549          6,705           844             22,899           23,469          (570)
   South America                    406            518          (112)             1,264            1,763          (499)
   Rest of World                  1,721          1,461           260              4,825            4,456           369
                              ------------  -------------  -------------       -------------  -------------  ------------
       Worldwide                $32,445        $28,451        $3,994            $99,971          $97,377        $2,594
                              ============  =============  =============       =============  =============  ============

    -------------
    COST OF SALES                                3rd Quarter                                     Nine Months
    -------------
                              ------------------------------------------       ------------------------------------------
                                                               02 B/(W)                                       02 B/(W)
                                   2002           2001         Than 01             2002           2001         Than 01
                                  (Mils)         (Mils)         (Mils)            (Mils)         (Mils)         (Mils)
                              ------------  -------------  -------------       -------------  -------------  ------------
   Total Costs and Expenses   $32,543        $29,546       $(2,997)             $99,595       $98,408       $(1,187)
    Less:  Depreciation           646            632           (14)               1,869         1,989           120
           Amortization           580            482           (98)               1,803         1,832            29
           Selling and Admin.   2,418          2,276          (142)               7,024         7,025             1
           Postretirement Exp.    501            358          (143)               1,561         1,086          (475)
                              ------------  -------------  -------------       -------------  -------------  ------------

      Net Cost of Sales       $28,398        $25,798       ($2,600)             $87,338       $86,476         $(862)
                              ============  =============  =============       =============  =============  ============
      Memo: Gross Margin         12.5%           9.3%          3.1 pts             12.6%         11.2%          1.4 pts
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